UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2000


                              BUSH BOAKE ALLEN INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Virginia                        001-13030                   13-2560391
    ----------                      -----------                  -----------
(State or other jurisdiction of   (Commission File               (IRS Employer
     incorporation)                  Number)              Identification Number)


     7 Mercedes Drive
     Montvale, NJ                                                07645-1855
     ---------------------------                                 ----------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (201) 391-9870


                                 NOT APPLICABLE
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On September 25, 2000, Bush Boake Allen Inc., a Virginia corporation (the "Company") (NYSE: BBA), announced that it had entered into an Agreement and Plan of Merger, dated as of September 25, 2000 (the "Merger Agreement"), pursuant to which the Company will merge with and into a subsidiary of International Flavors & Fragrances Inc., a New York corporation ("IFF") (NYSE:
IFF). Under the terms of the Merger Agreement, such subsidiary of IFF will commence a tender offer for all of the outstanding shares of BBA common stock not later than October 10, 2000 at a price of $48.50 per share in cash. International Paper Company ("IP") (NYSE: IP), which owns approximately 68% of the outstanding common stock of BBA, has entered into a Voting and Tender Agreement, dated as of September 25, 2000, with IFF and BBA (the "Voting and Tender Agreement") pursuant to which IFF has agreed to tender its shares of BBA common stock in the tender offer. Furthermore, the Voting and Tender Agreement grants IFF an option to purchase the shares of BBA common stock held by IP exercisable under certain conditions in connection with termination of the Merger Agreement. A copy of the Merger Agreement is attached hereto as Exhibit
2.1 and a copy of the Voting and Tender Agreement is attached hereto as Exhibit 10.1.

         The tender offer will be subject to conditions including tender of shares of BBA common stock representing at least 66 2/3% of the fully diluted BBA common stock, expiration or termination of the Hart-Scott-Rodino Antitrust Improvements Act waiting period and other customary conditions. The Merger Agreement provides that following completion of the tender offer and receipt of stockholder approval, if required, BBA will become a wholly owned subsidiary of IFF. In the merger, each share of BBA common stock not tendered in the tender offer will be converted into the right to receive $48.50 per share in cash.

         The Merger Agreement and the Voting and Tender Agreement are incorporated herein by reference.


Item 7.  Exhibits

EXHIBIT  DESCRIPTION
-------  -----------

2.1      Agreement and Plan of Merger dated as of September 25, 2000.

10.1     Voting and Tender Agreement dated as of September 25, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BUSH BOAKE ALLEN INC.


Dated:   September 27, 2000             By:  /s/ Dennis M. Meany
                                             ----------------------------------
                                             Dennis M. Meany
                                             Vice President, General Counsel
                                             and Secretary

                                  Exhibit Index



EXHIBIT           DESCRIPTION
-------           -----------

2.1               Agreement and Plan of Merger dated as of September 25, 2000.

10.1              Voting and Tender Agreement dated as of September 25, 2000.